UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2012

ARUBA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Crossman Ave.
Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 227-4500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

On May 11, 2012, Hitesh Sheth informed Aruba Networks, Inc. of his intention to resign as Chief Operating Officer, effective June 1, 2012, to pursue other opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARUBA NETWORKS, INC.
Date: May 17, 2012	By:	/s/ Michael M. Galvin
Michael M. Galvin Chief Financial Officer